UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2008 (November 6, 2008)

U-STORE-IT TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Public Square Suite 2800 Cleveland, OH	44113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 274-1340

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On November 6, 2008, the Board of Trustees of U-Store-It Trust (the “Company”) appointed Christopher P. Marr as President and Chief Investment Officer, and Timothy M. Martin as Chief Financial Officer.

                Prior to Mr. Marr’s appointment as President, Dean Jernigan served as President of the Company.  Mr. Jernigan will continue to serve as Chief Executive Officer of the Company.  In addition, prior to Mr. Martin’s appointment as Chief Financial Officer, Mr. Marr served as Chief Financial Officer of the Company.

                Mr. Marr, age 44, had served as Chief Financial Officer of the Company since June 2006, and as Treasurer since August 2006. Mr. Marr was Senior Vice President and Chief Financial Officer of Brandywine Realty Trust, a publicly-traded office REIT, from August 2002 to June 2006. Prior to joining Brandywine Realty Trust, Mr. Marr served as Chief Financial Officer of Storage USA, Inc., a publicly-traded self-storage REIT, from 1998 to 2002.  There are no arrangements or understandings between Mr. Marr and any other person pursuant to which Mr. Marr was appointed to the positions set forth in the first paragraph above. Since the beginning of the Company’s last fiscal year, Mr. Marr has had no direct or indirect interest in any transaction to which the Company was a party required to be disclosed under Item 404(a) of Regulation S-K.

                Mr. Martin, age 37, has served as Senior Vice President and Chief Accounting Officer of the Company since December 2006. He previously was employed by Brandywine Realty Trust from 1997 to December 2006, serving as Vice President, Finance and Treasurer from January 2006 to December 2006, as Brandywine’s Principal Financial Officer from May 2006 to December 2006, as Vice President and Chief Accounting Officer from March 2004 to December 2005, and as Director, Financial Analysis from 2001 to March 2004. Prior to joining Brandywine, Mr. Martin served as a member of the audit staff of Arthur Andersen, LLP’s Philadelphia office, specializing in real estate.  There are no arrangements or understandings between Mr. Martin and any other person pursuant to which Mr. Martin was appointed to the positions set forth in the first paragraph above. Since the beginning of the Company’s last fiscal year, Mr. Martin has had no direct or indirect interest in any transaction to which the Company was a party required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01.                                          Regulation FD Disclosure.

                On November 10, 2008, the Company issued a press release which announced these officer appointments. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

                                                (d)                                 Exhibits.

99.1                           Press Release of U-Store-It Trust dated November 10, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: November 10, 2008	By:	/s/ Christopher P. Marr
	Name:	Christopher P. Marr
	Title:	President and Chief Investment
Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release of U-Store-It Trust dated November 10, 2008